      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 22, 1999
                                                     REGISTRATION NO. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                        --------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        --------------------------------

                               CAREDATA.COM, INC.
             (Exact name of registrant as specified in its charter)

                        --------------------------------

            DELAWARE                                                                 58-2256400
(State or other jurisdiction of                                                   (I.R.S. Employer
 incorporation or organization)                                                  Identification No.)

                         TWO PIEDMONT CENTER, SUITE 400
                            3565 PIEDMONT ROAD, N.E.
                           ATLANTA, GEORGIA 30305-1502
                                 (404) 364-6700
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                CAREDATA.COM, INC. 1998 LONG-TERM INCENTIVE PLAN
                            (Full title of the plan)

                        --------------------------------

                                                                             Copies to:
                   THOMAS C. KUHN III                                   NILS H. OKESON, ESQ.
                   CAREDATA.COM, INC.                                    ALSTON & BIRD LLP
             TWO PIEDMONT CENTER, SUITE 400                             ONE ATLANTIC CENTER
                3565 PIEDMONT ROAD, N.E.                             1201 WEST PEACHTREE STREET
               ATLANTA, GEORGIA 30305-1502                             ATLANTA, GEORGIA 30309
                     (404) 364-6700                                        (404) 881-7000
(Name, address, including zip code, and telephone number,
       including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

                                                              PROPOSED MAXIMUM        PROPOSED MAXIMUM
       TITLE OF SECURITIES               AMOUNT TO BE        OFFERING PRICE PER      AGGREGATE OFFERING          AMOUNT OF
         TO BE REGISTERED                REGISTERED(1)            SHARE(2)                PRICE(2)            REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value             350,000                $8.1875                $2,865,625               $796.64

(1) An aggregate of 850,000 shares of Caredata.com, Inc. Common Stock are available for issuance under the Caredata.com, Inc. 1998 Long-Term Incentive Plan (the "Plan"). The Registrant has previously filed a Registration Statement on Form S-8 with respect to 500,000 shares issuable under the Plan. This Registration Statement also covers any additional shares that may hereafter become issuable as a result of the adjustment and anti-dilution provisions of the Plan.
(2) Estimated solely for purposes of determining the registration fee pursuant to Rule 457(c).


================================================================================

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The Registrant's Registration Statement on Form S-8 with respect to the 1998 Long-Term Incentive Plan filed with the Securities and Exchange Commission on September 11, 1998 (File No. 333-63313) is hereby incorporated by reference.

ITEM 8.  EXHIBITS.

         The exhibits included as part of this Registration Statement are as follows:

Exhibit No.                           Exhibit
-----------                           -------
4.1               Certificate of Incorporation, as amended, of the Registrant
                  (incorporated by reference from Registrant's Registration
                  Statement on Form S-1, filed with the Commission on September
                  19, 1996, Registration No. 333-12311).

4.1.1             Certificate of Designation of Series 1998-A Preferred Stock
                  (incorporated by reference to Exhibit 3.1.1 of the Company's
                  Current Report on Form 8-K, filed with the Commission on April
                  13, 1998).

4.1.2             Certificate of Designation, Preferences and Rights of Series A
                  Junior Participating Preferred Stock (incorporated by reference to Exhibit 4.1.2 of the Company's Registration
                  Statement on Form S-8, filed with the Commission on September
                  11, 1998, Registration No. 333-63313).

4.2               Bylaws of the Registrant (incorporated by reference to Exhibit
                  3.2 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997, filed with the Commission on March 31, 1998).

5 Opinion of Alston & Bird LLP, counsel to Registrant, as to the legality of the securities being registered.

23.1              Consent of Alston & Bird LLP (included in Exhibit 5).

23.2              Consent of KPMG LLP.

24                Power of attorney (see signature page).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 21st day of June, 1999.

                                    CAREDATA.COM, INC.


                                    By:   /s/ Thomas C. Kuhn III
                                       -----------------------------------------
                                       Thomas C. Kuhn III
                                       Senior Vice President and Chief Financial
                                       Officer


                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Mark A. Kaiser, Kenneth M. Goins, Jr., and Barry W. Burt, and each of them, as true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                          Title                          Date
               ---------                                          -----                          ----
         /s/ Mark A. Kaiser                             Chairman of the Board and            June 21, 1999
--------------------------------------------              Chief Executive Officer
                 Mark A. Kaiser                       (Principal Executive Officer)




         /s/ Thomas C. Kuhn III                    Chief Financial Officer (Principal        June 21, 1999
--------------------------------------------         Financial Officer and Principal
               Thomas C. Kuhn III                          Accounting Officer)




         /s/ Keith O. Cowan                                     Director                     June 21, 1999
--------------------------------------------
                 Keith O. Cowan

         /s/ Michael J. Finn                                    Director                     June 21, 1999
--------------------------------------------
                 Michael J. Finn



         /s/ William M. McClatchey, M.D.                        Director                     June 21, 1999
--------------------------------------------
           William M. McClatchey, M.D.



                                                                Director                    June ___, 1999
--------------------------------------------
                Robert P. Pinkas